UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2008

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On July 28, 2008, Firstbank Corporation granted restricted shares of its common stock to certain officers:

William L. Benear	1,000 shares
Dale E. Peters	1,500 shares
Thomas R. Sullivan	2,000 shares
James E. Wheeler II	1,100 shares

Each of the restricted stock grants vests 20% per year over five years. In addition, vesting is accelerated and all such restricted shares become vested if the closing price of Firstbank Corporation common stock is $20.00 per share or higher. Vesting also accelerates upon death, disability or retirement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2008	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone —————————————— Samuel G. Stone Executive Vice President and CFO